SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                / /

         Pre-Effective Amendment No.                                   / /

         Post-Effective Amendment No.   20                             /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT                / /
OF 1940

         Amendment No.    21                                           /X/

              PC&J PRESERVATION FUND - File Nos. 2-95285 and 811-4204 (Exact Name of Registrant as Specified in Charter)

300 Old Post Office, 120 West Third Street, Dayton, Ohio       45402
        (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code:    937/223-0600

James M. Johnson, 300 Old Post Office, 120 West Third Street, Dayton, Ohio 45402
         (Name and Address of Agent for Service)

Copy to: Donald S. Mendelsohn, Thompson Hine L.L.P., 312 Walnut St., 14th Floor
         Cincinnati, Ohio 45202


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)
/x/ on (May 1, 2002) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a) (1)
/_/ 75 days after filing pursuant to paragraph (a)(2)
/_/ on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS

                                   May 1, 2002




                             PC&J PRESERVATION FUND

                                 A No-Load Fund

                               300 Old Post Office
                              120 West Third Street
                               Dayton, Ohio 45402
                                www.pcjinvest.com


               Investment Adviser: Parker Carlson & Johnson, Inc.


                              INVESTMENT OBJECTIVE

The investment objective of PC&J Preservation Fund is preservation of capital through investment in fixed-income obligations.


                               IMPORTANT FEATURES

                     Investment for Preservation of Capital
                   No Sales Commissions or Withdrawal Charges
                             Professional Management
                                 Diversification








These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 TABLE OF CONTENTS





                                                                           Page



RISK/RETURN SUMMARY OF THE FUND..............................................3

FEE TABLE....................................................................5

FINANCIAL HIGHLIGHTS.........................................................6

INVESTMENT OBJECTIVE AND POLICIES............................................7

INVESTMENT ADVISER...........................................................7

DESCRIPTION OF SHARES AND TAXES..............................................8

HOW TO INVEST IN THE FUND....................................................9

HOW TO REDEEM YOUR INVESTMENT...............................................10

DETERMINATION OF SHARE PRICE................................................11

PRIVACY POLICY ............................................................ 12

FOR MORE INFORMATION........................................................13

RISK/RETURN SUMMARY OF THE FUND

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND? The Fund seeks the generation of income and the preservation of capital through investment in fixed-income obligations.

2. WHAT IS THE MAIN INVESTMENT STRATEGY OF THE FUND? The portfolio manager maintains a high quality portfolio of Treasury bonds and investment grade bonds (bonds rated Baa by Moody's or BBB by Standard & Poor's) with a dollar-weighted average maturity consistent with the manager's interest rate outlook. Investment grade bonds in the portfolio include bonds issued by government agencies and corporations, as well as taxable municipal bonds and mortgage-related securities.
     An investment grade bond is selected based upon an evaluation of the bond's yield-to-maturity versus a similar Treasury bond and a comparison to the historical yield spread between the bond, given its particular credit characteristics, and a similar Treasury bond.

     The portfolio manager adjusts the average maturity of the portfolio to correspond to changes in the interest rate outlook primarily by adjusting the average maturity of Treasury bonds in the portfolio. The Fund expects to keep the dollar-weighted average maturity of its portfolio securities to less than ten years, although some individual securities may have maturities greater than ten years.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Although the Fund intends to diversify its investments, the value of the Fund's portfolio will change in response to interest rate fluctuations and you could lose money. An increase in market interest rates will generally reduce the value of the Fund's investments.

     While the Fund's portfolio securities are investment grade, fixed-income obligations, they are subject to the ability of the issuer to make payment of principal and interest when due. To the extent the Fund invests in lower-grade bonds, which have some speculative characteristics and may have a weakened capacity to pay principal and interest in adverse economic conditions, the Fund will be subject to higher volatility. However, the Adviser would only invest up to 10% of its net assets in such bonds.

4. WHO IS THE FUND DESIGNED FOR? The PC&J Preservation Fund is designed for long-term investors who seek income and preservation of capital through investment in fixed-income obligations.





The following information illustrates how the Fund's performance has varied over time and provides an indication of the risks of investing in the Fund. The bar chart depicts the change in performance from year-to-year during the period indicated. The tables compare the Fund's average annual returns for the periods indicated to a broad-based securities market index. Of course, past performance (before and after taxes) cannot predict or guarantee future results.







THE PC&J PRESERVATION FUND

A BAR CHART showing Annual Total Returns for the Fund from 1992 through 2001:

1992    6.21%
1993    8.45%
1994   -2.39%
1995   15.18%
1996    2.75%
1997    7.38%
1998    8.35%
1999   -1.32%
2000    9.35%
2001    6.25%

A bar of proportionate size represents each percentage with the actual total return printed above the bar.

Best Quarter:     5.28% for the quarter ended 6/30/95
Worst Quarter:   -2.06% for the quarter ended 3/31/94


                              Average Annual Total Return
                            For the periods ended 12/31/01

                                                     1 YEAR   5 YEARS  10 YEARS

Return Before Taxes                                   6.25%     5.93%    5.92%

Return After Taxes on                                 4.11%     3.66%    3.54%
Distributions1

Return After Taxes on                                 3.81%     3.66%    3.60%
Distributions and Sale of Fund Shares1

Lehman Composite2                                     8.96%     7.43%    7.14%
(reflects no deduction for fees,
expenses, or taxes)

1 Returns after taxes are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2The Lehman Composite is a widely recognized, unmanaged, broad-based index containing only investment grade fixed income securities traded in the United States.

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                                         0%

Maximum Sales Load Imposed on Reinvested
Dividends (as a percentage of offering
price)                                                                      0%

Deferred Sales Load (as a percentage
of original purchase price or redemption
proceeds, as applicable)                                                    0%

Redemption Fees (as a percentage of
amount redeemed, if applicable)                                             0%

Exchange Fee                                                                0%


Annual Fund Operating Expenses
(as a percentage of average net assets)

     Management Fees                                                     0.50%

     Distribution (12b-1) Fees                                              0%

     Other Expenses                                                      0.50%

     Total Fund Operating Expenses                                       1.00%



The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Actual expenses may be greater or less than those shown.

Example                        1 Year      3 Years       5 Years       10 Years

You would pay the following
expenses on a $10,000
investment, assuming (1) 5%
annual return and
(2) redemption at the end

of each time period:             $102        $318           $552        $1,225

FINANCIAL HIGHLIGHTS

The information contained in the table below is for the years ended December 31, 2001, 2000, 1999, 1998, and 1997. Such information has been derived from data contained in financial statements audited by Deloitte & Touche LLP, independent auditors, and should be read in conjunction with the financial statements incorporated by reference in the Fund's Statement of Additional Information. The Fund's Annual Report contains additional performance information and will be made available upon request and without charge.

Stock Outstanding Throughout the Year             2001           2000          1999          1998           1997
                                              -----------------------------------------------------------------------

Net asset value-beginning of year                 $10.88         $10.54        $11.37        $11.14         $10.97
                                              -------------- ------------- ---------------------------- -------------

Income from investment operations:
     Net investment income                          0.62           0.63          0.61          0.57           0.64
     Net realized and unrealized
       gain/(loss) on securities                    0.06           0.35         (0.76)         0.36           0.17
                                              -------------- ------------- ---------------------------- -------------
Total from investment operations                    0.68           0.98         (0.15)         0.93           0.81
                                              -------------- ------------- ---------------------------- -------------

Less dividends:
     From net investment income                    (0.60)         (0.63)        (0.61)        (0.57)         (0.64)
     From net realized gain
       on investments                              (0.00)         (0.00)        (0.07)        (0.13)         (0.00)
     From return of capital                                       (0.01)
                                              -------------- ------------- ---------------------------- -------------
Total dividends                                    (0.60)         (0.64)        (0.68)        (0.70)         (0.64)

                                              ============== ============= ============================ =============
Net asset value-end of year                       $10.96         $10.88        $10.54        $11.37         $11.14

Total return                                        6.25%          9.35%        (1.32%)        8.35%          7.38%

Ratios to average net assets
     Expenses                                       1.00%          1.00%         1.00%         1.00%          1.00%
     Net investment income                          5.31%          5.40%         5.37%         5.25%          5.62%

Portfolio turnover rate                            46.56%         35.10%        36.25%        44.50%         31.39%

Net assets at end of year (000's)                 $18,440        $18,839       $19,684       $19,852        $16,071




INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is preservation of capital through investment in fixed-income obligations. This investment objective may be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. There can be no assurance that the Fund's investment objective will be obtained.

The Fund generally has a high quality portfolio with an average maturity of securities in the portfolio of less than ten years. The Fund follows specific guidelines in buying portfolio securities. Bankers' acceptances and certificates of deposit will only be purchased from major U.S. banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published annual financial statements) of $100,000,000 or more. Corporate obligations generally must be investment grade (rated BBB or higher by Standard & Poor's, or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality). Taxable municipal obligations are debt instruments issued by municipal entities where the interest is subject to income tax. To the extent the Fund invests in taxable municipal obligations, the same credit standards as used in selecting corporate obligations will be applied.

The Fund may also purchase mortgage-related securities, including collateralized mortgage obligations, which represent interests in a pool of mortgages. These securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund will experience a loss if the security was acquired by the Fund at a premium. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

The Fund may invest all or a portion of its assets for temporary defensive purposes, in U.S. Treasury bills or other short-term interest bearing securities and in bank interest bearing checking accounts, including interest bearing checking accounts of the custodian. Under normal circumstances, such short-term investments are expected to represent only a nominal portion of the Fund's total assets. Further, although the Fund is authorized to invest up to 5% of its total assets in repurchase agreements, restricted securities and securities of other investment companies, and borrow as a temporary measure for extraordinary or emergency purposes up to 5% of total assets and to secure such borrowing by pledge of Fund assets up to such amount, the Fund's Investment Adviser and Trustees presently do not expect to engage in such activity. To the extent that the Fund takes such temporary defensive measures, there can be no assurance that the Fund's investment objective will be obtained.



INVESTMENT ADVISER

The Fund has entered into an Investment Advisory Agreement ("Investment Advisory Agreement") with Parker Carlson & Johnson, Inc., 300 Old Post Office, 120 West Third Street, Dayton, Ohio (the "Adviser") in which the Adviser has agreed to provide the Fund with continuous investment advice, including management of the Fund's portfolio securities. The Adviser was organized in 1982 and has been the only investment adviser of the Fund.

The Adviser is also the investment adviser to the PC&J Performance Fund and to various individual, business and pension fund clients and is registered under the Investment Advisers Act of 1940. All officers of the Adviser are members of the Financial Analysts Federation, and James M. Johnson and Kathleen Carlson are Chartered Financial Analysts.

As compensation for the investment advice, the Fund paid the Adviser a fee, for the year ended December 31, 2001, equal to 0.50% of the average daily net asset value of the Fund.

Performance Information for the Fund is contained in the Fund's annual report, which will be made available upon request and without charge.


Portfolio Manager

Kathleen Carlson is primarily responsible for the day to day management of the Fund's portfolio and has been since the Fund's inception (April 30, 1985). Ms. Carlson has been Treasurer of the Adviser since September 1982 and Treasurer and a Trustee of the Trust since its inception.


DESCRIPTION OF SHARES AND TAXES

Ownership records of shares are maintained by the Fund's transfer agent, PC&J Service Corp. (an affiliated company of the Advisor), which confirms purchase and sale of shares and dividend and capital gain distributions. Certificates representing shares will not be issued.

The Fund will distribute to its shareholders an annual dividend that will consist of the Fund's net income and net realized capital gains. The dividend will be paid only in additional shares and not in cash. For federal income tax purposes, the portion of the dividend that consists of net income and net short-term capital gains is taxable to shareholders as ordinary income. The portion of the dividend that consists of net long-term capital gains is taxable to shareholders at long-term capital gain rates. It is important for shareholders to remember that the tax consequences described in this section apply to dividends even though they are paid in additional shares and not in cash.

Distributions you receive from the Fund's net long-term capital gains in excess of its net short-term capital losses (also called "net capital gains") are generally taxable to you at the long-term capital gains rate. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if the value of your shares has increased above their cost basis since you bought them. Any loss recognized on the sale of a share held for less than six months is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

The Fund will mail a Form 1099 annually to shareholders which will include the total dividend paid, the amount of the dividend subject to federal income taxes as ordinary income and the amount of the dividend subject to long-term capital gain tax rates. The Fund anticipates that its distributions will generally consist of ordinary income. Dividend distributions may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal, state or local taxes they may be required to pay on their dividends.

Shareholders should direct all inquiries concerning the purchase or sale of shares to the Fund. All other questions should be directed to PC&J Service Corp. in writing at 120 W. Third St., Suite 300, Dayton, Ohio 45402 or by telephoning 888-223-0600.


HOW TO INVEST IN THE FUND

You may purchase shares of the Fund on any business day the New York Stock Exchange is open. The minimum initial investment is $1,000 ($2,000 for tax deferred retirement plans). There is no required minimum subsequent investment. The purchase price for shares will be the net asset value per share next determined after the order is received. (See "Determination of Share Price.") There is no sales charge or commission.

The Fund reserves the right to refuse to sell to any person. If a purchaser's check is returned to the custodian as uncollectible, the purchase order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund.


Initial Investment By Mail

You may purchase shares of the Fund by mail, in at least the minimum amount, by submitting a check payable to the order of "PC&J Mutual Funds" (please indicate that you wish to invest in the PC&J Preservation Fund) and a completed and signed new account application, which accompanies this Prospectus, to PC&J Service Corp. at the following address:

              PC&J Mutual Funds
              c/o PC&J Service Corp.
              120 West Third Street, Suite 300
              Dayton, Ohio 45402-1819



Initial Investment By Wire

You may purchase shares of the Fund by wire, in at least the minimum amount, by:

o        first completing and signing the new account application;
o telephoning (888-223-0600) the information contained in the new account application to the Fund;
o mailing the completed and signed new account application to the PC&J Service Corp. at the address set forth in the preceding paragraph;
o        instructing  your  bank to wire  federal  funds to the  custodian.
         (Your bank may  charge you a fee for sending such wire.)



Effective Date of Purchase

Your initial purchase of the Fund's shares will be effective on the date that the Fund receives the properly completed new account application and either the accompanying check or confirmation from the custodian that the custodian has received the wire transfer. The Fund's transfer agent, PC&J Service Corp., will mail you a confirmation of your initial investment.


Subsequent Investments

You may purchase additional shares of the Fund by:
o first providing the Fund, by mail or by telephone, the necessary information concerning the name of your account and its number;
o subsequently making the necessary payment, either by check (to PC&J Service Corp.) or wire transfer (to the custodian).

Your purchase of additional shares of the Fund will be effective on the date that the check or wire transfer is received. PC&J Service Corp. will mail you a confirmation of each subsequent investment.


Other Purchase Information

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. If you purchase or sell shares through a broker-dealer or other financial institution, you may be charged a fee by that institution. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds' transfer agent.



HOW TO REDEEM YOUR INVESTMENT

You may sell shares of the Fund without charge at the net asset value next determined after the Fund receives your properly completed written request for redemption. The Fund will pay you for the shares you sell within 7 days of receiving your redemption request. However, the Fund will pay for redemptions of shares originally purchased by check only after the check has been collected, which normally occurs within fifteen days. The Fund further reserves the right to delay payment for the redemption of shares until such time as the Fund has received the properly completed new account application with respect to such shares.

You may sell shares of the Fund on each day that the Fund is open for business by sending a written redemption request to the Fund. The written request must be signed by each shareholder, including each joint owner, exactly as the name appears on the Fund's account records. The redemption request must state the number or dollar amount of shares to be redeemed and your account number. For the protection of shareholders, additional documentation may be required from individuals, corporations, partnerships, executors, trustees and other fiduciaries.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all shares of any account on sixty days' written notice if the net asset value of the account, due to a redemption, is less than $5,000 ($1,000 for tax deferred retirement plans), or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his shares to the minimum amount within the sixty-day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund. It is anticipated that the redemption provisions of the preceding sentence would be used only to preserve the tax status of the Fund or to close the Fund.

The Fund may suspend the right of redemption or may delay payment as follows:

o during any period the New York Stock Exchange is closed other than for customary weekend and holiday closings;
o when trading on the New York Stock Exchange is restricted, or an emergency exists (as determined by the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable;
o for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.



DETERMINATION OF SHARE PRICE

On each day that the Fund is open for business, the net asset value of the shares is determined as of 3:00 P.M., Dayton, Ohio time. The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including estimated accrued expenses) by the total number of shares then outstanding.

Fixed income securities are generally valued by using market quotations but may be valued on the basis of prices calculated using a matrix methodology (including prices furnished by a pricing service) when the Advisor believes such prices accurately reflect the fair market value of such securities. The matrix pricing methodology utilizes yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices cannot be readily estimated using the matrix methodology, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The share price of the Fund will fluctuate with the value of its portfolio securities.

                              PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:
o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

Shareholder inquiries regarding the Fund can be made to:

PC&J Preservation Fund
120 West Third St.
Suite 300
Dayton, Ohio 45402

Telephone:  888-223-0600


Several additional sources of information are available to you. The Fund's Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

You may review and copy information about the Fund (including SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.









Investment Company Act # 811-04204

                       STATEMENT OF ADDITIONAL INFORMATION

                                 May 1, 2002




                             PC&J PRESERVATION FUND

                                 A No-Load Fund



                               300 Old Post Office
                              120 West Third Street
                               Dayton, Ohio 45402
                                www.pcjinvest.com




This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2002 (the "Prospectus"). This Statement of Additional Information incorporates by reference the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Prospectus and Annual Report are available upon request and without charge by calling the Fund at 888-223-0600. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.

                                TABLE OF CONTENTS
Page


INVESTMENT OBJECTIVE AND POLICIES.............................................2
         Fundamental..........................................................2
         Non-Fundamental......................................................3
         Diversification......................................................4
         State Restrictions...................................................4
PERFORMANCE INFORMATION.......................................................5

ORGANIZATION AND OPERATION OF THE FUND........................................8
         Principal Holders of Equity Securities..............................10
         Investment Adviser..................................................10
         Manager and Transfer Agent..........................................11
         Custodian...........................................................11
         Auditors............................................................11

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION..............................12

DESCRIPTION OF SHARES AND TAXES..............................................13

FINANCIAL STATEMENTS.........................................................13

FINANCIAL RATINGS............................................................14

                              - 22 -
INVESTMENT OBJECTIVE AND POLICIES


Fundamental

The investment limitations described below have been adopted by the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

..........1........Borrowing Money. The Fund will not borrow money, except (a)
from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

..........2........Senior Securities. The Fund will not issue senior securities.
This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

..........3........Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

..........4........Real Estate. The Fund will not purchase or sell real estate.
This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

..........5........Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

..........6........Loans. The Fund will not make loans to other persons, except
(a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

..........7........Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S.government, its agencies and instrumentalities or repurchase agreements with respect thereto.

..........With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. It is the current position of the SEC staff that the provisions of this paragraph do not apply to a fund's borrowing policy (paragraph 1 above). As long as the SEC staff maintains that position, the Fund will not apply the provisions to its borrowing policy.

..........Notwithstanding the concentration limitation in paragraph 7, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in any concentration prohibited by said paragraph 7, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitation imposed by said paragraph 7 above as of the date of consummation.



Non-Fundamental

The following limitations have been adopted by the Fund and are Non-Fundamental.

..........1........Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation
(1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

..........2........Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

..........3........Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and the Statement of Additional Information.

..........4........Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.


..........5........Illiquid Investments. The Fund will not invest more than 15%
of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

..........6........Securities Affiliated with Trustees. The Fund will not invest in securities of a company that is affiliated with a Trustee by reason of employment or by representation of the Trustee on the company's Board of Directors.



Diversification

As a diversified company, at least 75% of the Fund's total assets must be invested in (a) securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and not greater than 10% of the outstanding voting securities of such issuer, (b) cash and cash items, (c) government securities, and (d) securities of other investment companies.

The Fund expects to keep the dollar-weighted average maturity of its portfolio securities to less than ten years, although some individual securities may have maturities greater than ten years. For example, if twenty-five percent of the value of the Fund's portfolio securities mature in one year, two years, three years and four years, respectively, the dollar-weighted average maturity of the portfolio would be two and one-half years. The Fund will keep the dollar-weighted average maturity relatively short when the Adviser expects interest rates to rise and relatively long when the Adviser expects interest rates to decline. Dollar-weighted average maturity for these purposes means the dollar-weighted average of the face maturities of the portfolio securities, which may differ from their dollar-weighted average life.

Commercial paper must either be rated A-1, A-1+ or A-2 by Standard & Poor's Corporation ("S&P"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, it must be issued by companies which have a debt issue rated AAA, AA or A by SP, or Aaa, Aa, or A by Moody's.



State Restrictions

         To comply with the current blue sky regulations of the State of Ohio, the Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval.

         The Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Fund or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. The Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, the Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. The Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.



PERFORMANCE INFORMATION

The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                         P(1+T)n=ERV

Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period.


"Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
         distributions)
                  n        =        number of years
                  ATVD              ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.







"Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
         distributions and redemption)
                  n        =        number of years
                  ATVDR             ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and that a complete redemption occurs at the end of the applicable period.



The following table provides information regarding the Fund's performance (for the periods ended December 31, 2001):

                                                              1 Year              5 Years             10 Years
Average Annual Total Return                                    6.25%               5.93%                5.92%
Average Annual Total Return After Taxes on                     4.11%               3.66%                3.54%
Distributions
Average Annual Total Return After Taxes on                     3.81%               3.66%                3.60%
Distributions and Redemption


A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2[(a-b/cd+1)6 - 1]

Where:   a        =        dividends and interest earned during the period
         b        =        expenses accrued for the period (net of
                           reimbursements)
         c        =        the average daily number of shares outstanding during
                           the period that were entitled to receive dividends
         d        =        the maximum offering price per share on the last day
                           of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Fund's yield for the one-month period ended December 31, 2001 was 5.35%.

The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. For example, the Fund's performance may be compared to that of the Standard & Poor's 500 Stock Index, the Lehman Composite and the Dow Jones Industrial Average. The investment performance figures for the Fund and the indices will include reinvestment of dividends and capital gains distributions.

The Fund may include in advertisements, data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Money, Investor's Business Daily, Barron's, Fortune or Business Week). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. The Fund may also list its portfolio holdings in advertisements. The Fund's annual report contains additional performance information that will be made available upon request and without charge.

ORGANIZATION AND OPERATION OF THE FUND

The Fund is a diversified, open-end management investment company organized as an Ohio business trust on January 2, 1985. The responsibility for management of the Fund is vested in its Board of Trustees which, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The following table provides information regarding each officer of the Fund and each Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940.

                      Position Held Principal Occupation(s)
Name, Address and Age                With Fund      During Past Five Years

Leslie O. Parker III(1)            President and    Portfolio Manager with the
300 Old Post Office                Trustee since    Adviser since September 1982
120 West Third Street              1985
Dayton, Ohio  45402
Year of Birth: 1940

Kathleen A. Carlson, CFA(1)        Treasurer and    Portfolio Manager with the
300 Old Post Office                Trustee since    Adviser since September 1982
120 West Third Street              1985
Dayton, Ohio 45402
Year of Birth: 1955

James M. Johnson, CFA(1)           Secretary and    Portfolio Manager with the
300 Old Post Office                Trustee since    Adviser since September 1982
120 West Third Street              1985
Dayton, Ohio 45402
Year of Birth: 1952

(1)The Fund's President, Treasurer and Secretary are the Chairman, President and Treasurer, and Secretary, respectively, of the Adviser and own in the aggregate a controlling interest in the Adviser and PC&J Service Corp., the Fund's transfer agent.


The following table provides information regarding each Trustee who is a "disinterested person" of the Fund, as defined in the Investment Company Act of 1940.

                                  Position Held     Principal Occupation(s)
Name, Address and Age               With Fund       During Past Five Years

Donald N. Lorenz                  Trustee since     Retired since December 1998;
26 Misty Morning Drive            1987              from December 1980 to
Hilton Head Island, S.C. 29926                      December 1998, Vice
Year of Birth: 1935                                 President-Finance and
                                                    Treasurer, Price Brothers
                                                    Company (concrete pipe
                                                    products)

Thomas H. Rodgers                 Trustee since     Since July, 1986, Vice
World Headquarters Blvd.          1989              President-General Counsel
Troy, Ohio 45373                                    and Secretary, Premark
Year of Birth: 1944                                 International, Inc. Food
                                                    Equipment Group


Each of the foregoing Trustees also is a Trustee of PC&J Performance Fund. Each Trustee serves until such Trustee dies, resigns, retires or is removed. Each officer serves a one-year term, voted annually at the December board meeting, for the year following. None of the Trustees holds any other directorships with companies registered under either the Securities and Exchange Act or the Investment Company Act.

The equity securities beneficially owned by each of the Trustees of the Fund at December 31, 2001 is set forth in the following table:

                                                                                Aggregate Dollar Range of Equity
                                         Dollar Range of                        Securities in the Fund and the PC&J
                                         Equity Securities                      Performance Fund
     Name                                in the Fund
Leslie O. Parker                         $10,001 to $50,000                     Over $100,000
Kathleen A. Carlson                      $10,001 to $50,000                     Over $100,000
James M. Johnson                         $50,001 to $100,000                    Over $100,000
Donald N. Lorenz                         $10,001 to $50,000                     $10,001 to $50,000
Thomas H. Rodgers                        $10,001 to $50,000                     Over $100,000

As of April 23, 2002, all Trustees and officers of the Fund as a group owned 1.14% of the outstanding shares of the Fund.


The compensation paid to the Trustees of the Fund for the year ended December 31, 2001 is set forth in the following table:

                                                                 Pension or          Estimated Annual
                                                                 Retirement          Benefits Upon       Total
                                            Aggregate            Accrued As Part     Retirement          Compensation From
                                            Compensation From    of Fund Expenses                        Fund Complex
                                            Fund
                  Name
Leslie O. Parker, III                               $0                    $0                 $0                  $0
Kathleen A. Carlson                                 $0                    $0                 $0                  $0
James M. Johnson                                    $0                    $0                 $0                  $0
Donald N. Lorenz                                   $300                   $0                 $0                 $600
Thomas H. Rodgers                                  $300                   $0                 $0                 $600

The Fund and the PC&J Performance Fund are the two investment companies in the PC&J Mutual Funds complex. They have identical Boards of Trustees, and Board and committee meetings of both Funds are held at the same time. Although the fees paid to Trustees are expenses of the Funds, PC&J Service Corp. makes the actual payment pursuant to its management agreements with the Funds, which obligate PC&J Service Corp. to pay all of the operating expenses of the Funds (with limited exceptions). See "Manager and Transfer Agent."


Principal Holders of Equity Securities

The following table sets forth each person or group known to the Fund to be the record and beneficial owner of five percent (5%) or more of the Fund's shares as of April 23, 2002:


Title of          Name and Address of                         Percent of
 Class            Record and Beneficial Owner                 Ownership

Shares of         Thermoseal, Inc. Pension Trust                 10.65%
Beneficial        2350 Campbell Road
Interest          Sidney, Ohio  45365

                  Nick G. Crnkovich                               5.01%
                  424 Timberlea Trail
                  Kettering, Ohio  45429




Investment Adviser

For the Fund's fiscal years ended December 31, 1999, 2000, and 2001 the Adviser was paid $99,725, $96,249 and $93,097, respectively, under the Investment Advisory Agreement.

The Adviser and PC&J Service Corp., as manager, jointly and severally have agreed to reimburse the Fund (up to the amount of the respective fee received by Adviser or PC&J Service Corp.) for the aggregate expenses of the Fund during any fiscal year which exceed the limits prescribed by any state in which the shares of the Fund are registered for sale. Currently, the most stringent limitation provides that annual expenses of the Fund, including investment advisory and management fees but excluding interest, taxes, brokerage commissions and extraordinary expenses, shall not exceed 2.0% of the first $10 million of the Fund's average net assets and 1.5% of average net assets in excess of $10 million. The Fund's expenses have never exceeded the foregoing limitations.

The Agreement was renewed by the Board at a meeting held on February 7, 2002. In determining whether to approve the Agreement, the Trustees reviewed the Advisor's balance sheet dated as of December 31, 2001 and the income statement for the year ended December 31, 2001. The Trustees reviewed reports regarding the performance of the Fund as compared to the S&P 500, the Lehman Index and the Lipper Fixed Income category. The Trustees also reviewed the performance and expense ratios of the Fund as compared to other funds with similar objectives and asset levels, including a review of the Lipper Quarterly Equity Fund Performance Analysis. The Trustees discussed the nature and quality of the services to be provided by the Advisor, and the "disinterested person" Trustees met separately with legal counsel. Based upon the information provided, it was the Board's consensus that the fee to be paid to the Advisor pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interest of the Fund's shareholders.




Manager and Transfer Agent

The Fund has entered into a Management and Transfer Agent Agreement ("Management Agreement") with PC&J Service Corp., 300 Old Post Office, 120 West Third Street, Dayton, Ohio, ("Service Corp.") in which Service Corp. has agreed to manage the Fund's business affairs, exclusive of investment advice provided by Adviser, and to serve asits transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

These expenses include, but are not limited to, costs of furnishing documents to shareholders and regulatory agencies, registration and filing fees, legal, auditing, and custodian fees. Service Corp. pays the expenses of shareholders' and Trustees' meetings and any fees paid to Trustees who are not interested persons of the Adviser. Service Corp. was organized in October 1983, and its officers and directors are identical to those of Adviser.

As compensation for the overall management, transfer and dividend disbursing agent services and payment of the foregoing expenses, the Fund will pay Service Corp. a monthly fee, accrued daily, based on an annual rate of .5% of the daily net asset value of the Fund.

For the Fund's fiscal years ended December 31, 1999, 2000, and 2001 Service Corp. was paid $99,724, $96,248 and $93,097, respectively, under the Management Agreement.

Service Corp. has agreed to pay the Fund's organizational costs and to provide and pay the compensation for the Fund's officers and employees, to provide and pay for office space and facilities required for its operation and generally to provide and pay for the general administration and operation of the Fund, including its compliance obligations under state and federal laws and regulations (but excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).



Custodian

The Fund has appointed U.S. Bank, N.A., (formerly Firstar Bank, N.A.), ("Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, as the Fund's custodian. The Custodian will receive and credit to the account of the Fund all checks payable to the Fund and all wire transfers to the Fund. The Custodian will hold all portfolio securities and other assets owned by the Fund. Compensation for such services will be paid by Service Corp.



Auditors

The Fund has selected the firm of Deloitte & Touche LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2002. The Auditors' principal business address is: 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402.

It is expected that such independent public accountants will audit the annual financial statements of the Fund, assist in the preparation of the Fund's federal and state tax returns and advise the Fund as to accounting matters.



PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the policies established by the Board of Trustees of the Fund, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence, the Fund will not necessarily be paying the lowest commission or spread available.

The Adviser may consider (a) provision of research, statistical and other information to the Fund or to the Adviser, and (b) the occasional sale by a broker-dealer of Fund shares as factors in the selection of qualified broker-dealers who effect portfolio transactions for the Fund so long as the Adviser's ability to obtain the best net results for portfolio transactions of the Fund is not diminished. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchaser or seller of securities. Such research services may also be useful to the Adviser in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to the Adviser in connection with its services to the Fund. Although this information and the occasional sale by a broker-dealer of Fund shares is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information and the occasional sale by a broker-dealer of Fund shares will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. The Fund is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage, research or occasional sales services provided. Due to research services provided by brokers, the Fund directed to brokers $11,278,000 (on which commissions were $0) during the fiscal year ended December 31, 2001.

For the Fund's fiscal years ended December 31, 1999, 2000, and 2001 the Fund paid no brokerage commissions. Each of the brokers provided either research, statistical or other information to the Fund or the Adviser.

To the extent that the Fund and other clients of the Adviser seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client purchases or sells the same security on a given date, the purchases and sales will be allocated by the Adviser in a manner that is fair and equitable to all parties involved.

The Trust and the Adviser have each adopted a Code of Ethics (the"Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.




DESCRIPTION OF SHARES AND TAXES

Shareholders have equal voting rights on all matters submitted for shareholder vote. The Declaration of Trust limits the matters requiring a shareholder vote to the election or removal of Trustees, approval of certain contracts of the Fund such as the Investment Advisory Agreement with Adviser, approval of the termination or reorganization of the Fund and certain other matters described in such Declaration.

Shareholders have neither any preemptive rights to subscribe for additional shares nor any cumulative voting rights. In the event of a liquidation, shareholders of the Fund are entitled to receive the excess of the assets of the Fund over the liabilities of the Fund in proportion to the shares of the Fund held by them.

The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.



FINANCIAL STATEMENTS

The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001.

FINANCIAL RATINGS APPENDIX


Description of Standard & Poor's Corporation's ("S&P") commercial paper and corporate bond ratings:


                      Commercial Paper Ratings

A-1 -- Commercial paper rated A-1 by S&P indicates that the degree of safety regarding time payment is either overwhelming or very strong.

A-1+ -- Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

A-2 -- Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1.


                        Debt Ratings

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptibl to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rate BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Description of Moody's Investors Service, Inc.'s ("Moody's) commercial paper and corporate bond ratings:

                         Commercial Paper Ratings

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Prime-2 - Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be affected by external conditions. Ample alternative liquidity is maintained.

                          Debt Ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PC&J PRESERVATION FUND



PART C.  OTHER INFORMATION

Item 23. Exhibits

         (a)      Articles of Incorporation

                  (i) Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 15, is hereby incorporated by reference.

                  (ii) Copy of Amendment No. 1 to Registrant's Declaration of Trust, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 15, is hereby incorporated by reference.

                  (iii) Copy of Amendment No. 2 to Registrant's Declaration of Trust, which filed as an Exhibit to the Registrant's Post-Effective Amendment No. 15, is hereby incorporated by reference.

         (b)      By-Laws

                  (i) Copy of Registrant's By-Laws, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No 15, is hereby incorporated by reference.

                  (ii) Copy of Amendment No.1 to Registrant's By-Laws, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No 15, is hereby incorporated by reference.

         (c) Instruments Defining Rights of Security Holders - None other than in the Declaration of Trust, as amended, and By-Laws, as amended, of the Registrant.

         (d)      Investment Advisory Contracts.

                  (i) Copy of Registrant's Investment Advisory Agreement with its Adviser, Parker Carlson & Johnson, Inc., which was filed as an Exhibit to the Registrant's Post-Effective Amendment No.15, is hereby incorporated by reference.

                  (ii) Copy of Registrant's Management and Transfer Agent Agreement with PC&J Service Corp., which was filed as an Exhibit to the Registrant' Registrant's Post-Effective Amendment No.15,is hereby incorporated by reference.

                  (iii) Copy of Amendment No.1 to Registrant's Management and Transfer Agent Agreement, which was filed as an Exhibit to the RegistranPost-Effective Amendment
                           No. 15, is hereby incorporated by reference.

         (e)      Underwriting Contracts - None.

         (f)      Bonus or Profit Sharing Contracts - None.

         (g) Custodian Agreements. Copy of Registrant's Agreement with the Custodian, U.S.Bank, N.A., formerly Firstar Bank, N.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No.15 is hereby incorporated by reference.

         (h)      Other Material Contracts - None.

         (i)      Legal Opinion.

                  (i) Opinion and Opinion of Thompson Hine, L.L.P.

                  (j) Other Opinions.  Consent of Deloitte & Touche LLP is filed herewith.

         (k)      Omitted Financial Statements - None.

         (l) Initial Capital Agreements. Copy of Letter of Initial Stockholder, which was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 15, is hereby incorporated by reference.

         (m)      12b-1 Plan. - None.

         (n)      Rule 18f-3 Plan - None.

         (o)      Reserved.

         (p)      Code of Ethics.

                  (i) Registrant's Code of Ethics, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 18, is hereby incorporated by reference.

                  (ii) Adviser's Code of Ethics, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 18, is hereby incorporated by reference.

         (q)      Power of Attorney.

                  (i) Power of Attorney for Registrant and Certificate with respect thereto, which were filed as an Exhibit to the Registrant's Post-Effective Amendment No. 15, are hereby incorporated by reference.

                  (ii) Powers of Attorney for Trustees and Officers of
                       Registrant, which were filed as an Exhibit to the Registrant's Post-Effective Amendment No. 15, are hereby incorporated by reference.







Item 24. Persons Controlled by or Under Common Control with the Registrant

                  None.

Item 25. Indemnification

         (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

         Section 6.4 Indemnification of Trustees, Officers, etc. The Fund shall indemnify each of its Trustees and officers (including persons who serve at the Fund's request as directors, officers or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Fund or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Fund or its shareholders to which such Covered Person would otherwise be subject unless
                  (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified is not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or
                  (b) an independent legal counsel in a legal opinion.

                  Section 6.5 Advances of Expenses. The Fund shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VI shall affect any rights to indemnification to which personnel of the Fund, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

                  The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

         (b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Declaration of Trust of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

                  None.

Item 27. Principal Underwriters

                  None.

Item 28. Location of Accounts and Records

                  Kathleen A. Carlson, 300 Old Post Office, 120 West Third Street, Dayton, Ohio 45402, has been charged with the responsibility of maintaining physical possession of each account, book or other document required to be maintained by
                  Section 31(a) to the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29. Management Services Not Discussed in Parts A or B

                  None.

Item 30. Undertakings

                  None.

                                                         SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Dayton, and State of Ohio on this _30_ day of April, 2002.


                                        PC&J PRESERVATION FUND


                  By: _________/ s /_______________________________
                       JAMES M. JOHNSON, Attorney-In-Fact



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



 Signature                         Capacity


Leslie O. Parker III             President, Trustee      )
                                 and Principal           )
                                 Executive               )
                                 Officer                 )
                                                         )
Kathleen A. Carlson              Treasurer, Trustee,     )
                                 Principal Financial     )
                                 and Accounting          )
                                 Officer                 )
                                                       By:______/ s /__________
                                                         )  James M.Johnson,
James M. Johnson                 Secretary and           )  Attorney-in-Fact
                                 Trustee                 )
                                                         )  April  30_, 2002
                                                         )
Donald N. Lorenz                 Trustee                 )
                                                         )
Thomas H. Rodgers                Trustee                 )

                                                        EXHIBIT INDEX



EXHIBIT

Opinion and Consent of Thompson Hine L.L.P...........................Ex-99.23.i
Consent of Deloitte & Touche LLP.....................................Ex-99.23.j